UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2002


                                UNIT CORPORATION
             (Exact name of registrant as specified in its charter)


        Oklahoma                     1-9260                  73-1283193
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification No.)


                        1000 Kensington Tower, Suite 1000
                              Tulsa, Oklahoma 74136
              (Address of registrant's principal executive offices)

                                  918/493-7700
              (Registrant's telephone number, including area code)

                                (Not Applicable)
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     (a) On August 15, 2002, Unit Corporation completed the acquisition of CREC Rig Equipment Company and CDC Drilling Company. Both of these acquisitions were stock purchase transactions. Under the terms of these transactions, Unit issued 6,819,748 shares of common stock and paid $3,813,053 for all the outstanding shares of CREC Rig Acquisition Company and issued 400,252 shares of common stock and paid $686,947 for all the outstanding shares of CDC Drilling Company. The consideration paid in both transactions was determined through arms-length negotiations between the parties.

     The material terms and conditions of each of these transactions is set forth in the two agreements included as exhibits to this Form 8-K.

     The issuance of the shares of Unit Corporation was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that act provided by Section 4(2) thereof and Regulation D promulgated by the Securities and Exchange Commission thereunder. The owners of the companies acquired are sophisticated accredited investors with the experience and expertise to evaluate the merits and risks of an investment in Unit Corporation stock and the financial means to bear the risks of such an investment. The owners were provided access to all of the material information regarding Unit Corporation that they would have received if the offer and sale of the securities had been registered.

     (b) These companies were engaged in the business of contract drilling of oil and gas wells in the continental United States. They will continue to be engaged in this business as wholly owned subsidiaries of Unit Corporation.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) and (b)  Financial Statements of Business Acquired and Pro Forma
                  Financial Information.

                       It is impracticable to provide the financial statements and pro forma financial information related to the acquisition of the assets from the sellers at the time of this filing. The information required to be reported shall be filed by and amendment to this report on or before October 29, 2002.



     (c)          Exhibits

                       99.1 Amended and Restated Stock Purchase Agreement dated as of June 24, 2002 by and between Unit Corporation and George B. Kaiser.

                       99.2 Amended and Restated Share Purchase Agreement dated as of June 24, 2002 by and between Kaiser Francis Charitable Income Trust B and Unit Corporation.

                       99.3 Press Release, issued by Unit Corporation on August 19, 2002, announcing the completion of the agreement acquiring twenty drilling rigs and related equipment.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNIT CORPORATION


Dated: August 27, 2002                        By:  /s/  LARRY D. PINKSTON
                                              ------------------------------
                                              Larry D. Pinkston
                                              Chief Financial Officer
                                              Treasurer and
                                              Vice President